                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4


                                                                                                Distribution Date:       1/16/2001

Section 5.2 - Supplement                                         Class A          Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                              8,512,000.00      732,143.96      978,004.35        10,222,148.31
       Deficiency Amounts                                                0.00            0.00                                 0.00
       Additional Interest                                               0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                    194,276,372.19   16,189,605.17   20,815,418.11       231,281,395.47

(iv)   Collections of Finance Charge Receivables                22,619,686.88    1,884,963.14    2,423,548.65        26,928,198.67

(v)    Aggregate Amount of Principal Receivables                                                                 20,811,459,239.69

                                         Investor Interest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67
                                         Adjusted Interest   1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

                                                   Series
       Floating Investor Percentage                   8.01%            84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                      8.01%            84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.35%
               30 to 59 days                                                                                                 1.39%
               60 to 89 days                                                                                                 1.10%
               90 or more days                                                                                               2.17%
                                                                                                                -------------------
                                         Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                   7,888,318.97      657,356.16      845,180.79         9,390,855.91

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Servicing Fee                                             1,166,666.67       97,221.67      125,000.56         1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.63%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,400,000,000.00  116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)  LIBOR                                                                                                              6.71000%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                          21,453,020.21    1,787,741.47    2,298,548.10        25,539,309.78

(xxii) Certificate Rate                                              6.84000%        7.06000%        7.33500%

-----------------------------------------------------------------------------------------------------------------------------------


       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1


                                                                                                  Distribution Date:     1/16/2001

Section 5.2 - Supplement                                          Class A          Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00             0.00             0.00               0.00

(ii)   Monthly Interest Distributed                               6,951,111.11       596,294.22       806,097.42       8,353,502.75
       Deficiency Amounts                                                 0.00             0.00                                0.00
       Additional Interest                                                0.00             0.00                                0.00
       Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)  Collections of Principal Receivables                     159,584,162.87    13,298,633.98    17,098,349.41     189,981,146.27

(iv)   Collections of Finance Charge Receivables                 18,580,457.08     1,548,366.04     1,990,768.64      22,119,591.76

(v)    Aggregate Amount of Principal Receivables                                                                  20,811,459,239.69

                                          Investor Interest   1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00
                                          Adjusted Interest   1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00

                                                    Series
       Floating Investor Percentage                     6.58%           84.00%            7.00%            9.00%            100.00%
       Fixed Investor Percentage                        6.58%           84.00%            7.00%            9.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.35%
               30 to 59 days                                                                                                  1.39%
               60 to 89 days                                                                                                  1.10%
               90 or more days                                                                                                2.17%
                                                                                                                 -------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                    6,479,690.58       539,972.34       694,254.44       7,713,917.36

(viii) Investor Charge-Offs                                               0.00             0.00             0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00             0.00             0.00

(x)    Servicing Fee                                                958,333.33        79,860.83       102,678.85       1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.63%

(xii)  Reallocated Monthly Principal                                                       0.00             0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,150,000,000.00    95,833,000.00   123,214,619.00   1,369,047,619.00

(xiv)  LIBOR                                                                                                               6.71000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           17,622,123.75     1,468,505.20     1,888,089.79      20,978,718.75

(xxii) Certificate Rate                                               6.80000%         7.00000%         7.36000%

------------------------------------------------------------------------------------------------------------------------------------


           By:
               ----------------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                  Distribution Date:   1/16/2001

                                                                                                       Period Type:    Amortization

Section 5.2 - Supplement                                        Class A          Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                    0.00             0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                                     0.00       130,738.65       73,211.62            203,950.27
       Deficiency Amounts                                               0.00             0.00                                  0.00
       Additional Interest                                              0.00             0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                    34,692,209.32     2,890,971.19    3,717,068.74         41,300,249.24

(iv)   Collections of Finance Charge Receivables                1,467,048.26       336,597.10      178,382.51          1,982,027.87

(v)    Aggregate Amount of Principal Receivables                                                                  20,811,459,239.69

                                          Investor Interest    90,800,000.00    20,833,000.00   11,040,626.37        122,673,626.37
                                          Adjusted Interest    90,800,000.00    20,833,000.00   11,040,626.37        122,673,626.37

                                                 Series
       Floating Investor Percentage                  0.59%            74.02%           16.98%           9.00%               100.00%
       Fixed Investor Percentage                     1.43%            84.00%            7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.35%
               30 to 59 days                                                                                                  1.39%
               60 to 89 days                                                                                                  1.10%
               90 or more days                                                                                                2.17%
                                                                                                                --------------------
                                          Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                                    511,613.83       117,383.82       62,208.56            691,206.21

(viii) Investor Charge-Offs                                             0.00             0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)    Servicing Fee                                               75,666.67        17,360.83        9,200.52            102,228.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.63%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)            90,800,000.00    20,833,000.00   11,040,626.37        122,673,626.37

(xiv)  LIBOR                                                                                                               6.71000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                                    -                                                      -

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                           72.17

(xix)  Available Funds                                          1,391,453.77       319,236.26      169,181.99          1,879,872.02

(xx)   Certificate Rate                                             6.77700%         7.06000%        7.46000%

------------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                  Distribution Date:   1/16/2001

                                                                                                       Period Type:    Revolving

Section 5.2 - Supplement                                     Class A         Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                          3,664,000.00     314,222.22     414,142.86          4,392,365.08
       Deficiency Amounts                                            0.00           0.00                                 0.00
       Additional Interest                                           0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                                 0.00                  0.00

(iii)  Collections of Principal Receivables                 83,261,302.37   6,938,441.86   8,920,853.92         99,120,598.16

(iv)   Collections of Finance Charge Receivables             9,694,151.52     807,845.96   1,038,659.10         11,540,656.58

(v)    Aggregate Amount of Principal Receivables                                                            20,811,459,239.69

                                       Investor Interest   600,000,000.00  50,000,000.00  64,285,715.00        714,285,715.00
                                       Adjusted Interest   600,000,000.00  50,000,000.00  64,285,715.00        714,285,715.00

                                              Series
       Floating Investor Percentage                3.43%           84.00%          7.00%          9.00%               100.00%
       Fixed Investor Percentage                   3.43%           84.00%          7.00%          9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.35%
               30 to 59 days                                                                                            1.39%
               60 to 89 days                                                                                            1.10%
               90 or more days                                                                                          2.17%
                                                                                                           -------------------
                                       Total Receivables                                                              100.00%

(vii)  Investor Default Amount                               3,380,708.13     281,725.68     362,218.73          4,024,652.54

(viii) Investor Charge-Offs                                          0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00           0.00

(x)    Servicing Fee                                           500,000.00      41,666.67      53,571.43            595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.63%

(xii)  Reallocated Monthly Principal                                                0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        600,000,000.00  50,000,000.00  64,285,715.00        714,285,715.00

(xiv)  LIBOR                                                                                                         6.71000%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                       9,194,151.52     766,179.29     985,087.67         10,945,418.49

(xxii) Certificate Rate                                          6.87000%       7.07000%       7.31000%

------------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                  Distribution Date:   1/16/2001

                                                                                                       Period Type:    Revolving

Section 5.2 - Supplement                                       Class A         Class B       Collateral            Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                            2,580,833.33     151,230.58     260,202.62          2,992,266.53
       Deficiency Amounts                                              0.00           0.00                                 0.00
       Additional Interest                                             0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                         0.00

(iii)  Collections of Principal Receivables                   69,384,418.64   3,942,283.90   5,519,227.85         78,845,930.39

(iv)   Collections of Finance Charge Receivables               8,078,459.60     459,001.92     642,606.22          9,180,067.74

(v)    Aggregate Amount of Principal Receivables                                                              20,811,459,239.69

                                          Investor Interest  500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00
                                          Adjusted Interest  500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

                                                 Series
       Floating Investor Percentage                  2.73%           88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                     2.73%           88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.35%
               30 to 59 days                                                                                              1.39%
               60 to 89 days                                                                                              1.10%
               90 or more days                                                                                            2.17%
                                                                                                             -------------------
                                          Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                 2,817,256.77     160,070.90     224,100.49          3,201,428.16

(viii) Investor Charge-Offs                                            0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00           0.00

(x)    Servicing Fee                                             416,666.67      23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    12.63%

(xii)  Reallocated Monthly Principal                                                  0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                           6.71000%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                         7,661,792.93     435,327.75     609,462.21          8,706,582.89

(xxii) Certificate Rate                                            6.19400%       6.38800%       7.36000%

--------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                  Distribution Date:   1/16/2001

                                                                                                       Period Type:    Amortization

Section 5.2 - Supplement                                Class A          Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00             0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                             0.00       412,440.32            0.00              412,440.32
       Deficiency Amounts                                       0.00             0.00                                    0.00
       Additional Interest                                      0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                               0.00                    0.00

(iii)  Collections of Principal Receivables           111,015,069.82     9,251,163.31   11,894,564.37          132,160,797.50

(iv)   Collections of Finance Charge Receivables       12,925,535.36     1,077,117.18    1,384,889.57           15,387,542.11

(v)    Aggregate Amount of Principal Receivables                                                            20,811,459,239.69

                                   Investor Interest  800,000,000.00    66,666,000.00   85,714,953.00          952,380,953.00
                                   Adjusted Interest  800,000,000.00    66,666,000.00   85,714,953.00          952,380,953.00

                                         Series
       Floating Investor Percentage           4.58%           84.00%            7.00%           9.00%                 100.00%
       Fixed Investor Percentage              4.58%           84.00%            7.00%           9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.35%
               30 to 59 days                                                                                            1.39%
               60 to 89 days                                                                                            1.10%
               90 or more days                                                                                          2.17%
                                                                                                          --------------------
                                   Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                          4,507,610.84       375,630.48      482,962.06            5,366,203.38

(viii) Investor Charge-Offs                                     0.00             0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00             0.00            0.00

(x)    Servicing Fee                                      666,666.67        55,555.00       71,429.13              793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.68%

(xii)  Reallocated Monthly Principal                                             0.00            0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)   800,000,000.00    66,666,000.00   85,714,953.00          952,380,953.00

(xiv)  LIBOR                                                                                                         6.71000%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvi)  Interest Funding Account Balance                 4,510,666.67                                             4,510,666.67

(xvi)  Accumulation Shortfall                                                                                            0.00

(xvii) Principal Funding Investment Proceeds                                                                             0.00

(xviii)Principal Investment Funding Shortfall                                                                            0.00

(xix)  Interest Funding Account Investment Proceeds                                                                 22,225.85

(xix)  Available Funds                                 12,301,654.13     1,021,562.18    1,313,460.44           14,636,676.75

(xx)   Certificate Rate                                     6.53531%         6.96000%        7.18500%

------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                             Distribution Date:   1/16/2001

                                                                                                  Period Type:    Revolving

Section 5.2 - Supplement                                  Class A          Class B        Collateral             Total
----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00            0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                       3,000,000.00      174,711.25          0.00           3,174,711.25
       Deficiency Amounts                                         0.00            0.00                                 0.00
       Additional Interest                                        0.00            0.00          0.00                   0.00
       Accrued and Unpaid Interest                                                                                     0.00

(iii)  Collections of Principal Receivables              83,261,302.37    4,730,629.66  6,623,184.32          94,615,116.35

(iv)   Collections of Finance Charge Receivables          9,694,151.52      550,789.38    771,140.38          11,016,081.28

(v)    Aggregate Amount of Principal Receivables                                                          20,811,459,239.69

                                      Investor Interest 600,000,000.00   34,090,000.00 47,728,182.00         681,818,182.00
                                      Adjusted Interest 600,000,000.00   34,090,000.00 47,728,182.00         681,818,182.00

                                           Series
       Floating Investor Percentage             3.28%           88.00%           5.00%         7.00%                100.00%
       Fixed Investor Percentage                3.28%           88.00%           5.00%         7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.35%
               30 to 59 days                                                                                          1.39%
               60 to 89 days                                                                                          1.10%
               90 or more days                                                                                        2.17%
                                                                                                         -------------------
                                      Total Receivables                                                             100.00%

(vii)  Investor Default Amount                            3,380,708.13      192,080.57    268,925.09           3,841,713.78

(viii) Investor Charge-Offs                                       0.00            0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00            0.00          0.00

(x)    Servicing Fee                                        500,000.00       28,408.33     39,773.49             568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                12.63%

(xii)  Reallocated Monthly Principal                                              0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     600,000,000.00   34,090,000.00 47,728,182.00         681,818,182.00

(xiv)  LIBOR                                                                                                       6.71000%

(xv)   Principal Funding Account Balance                                                                               0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment Proceeds                                                                           0.00

(xx)   Principal Investment Funding Shortfall                                                                          0.00

(xxi)  Available Funds                                    9,194,151.52      522,381.04    731,366.90          10,447,899.46

(xxii) Certificate Rate                                       6.00000%        6.15000%      7.36000%

----------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                            Distribution Date:   1/16/2001

                                                                                                 Period Type:    Revolving

Section 5.2 - Supplement                                    Class A        Class B      Collateral             Total
----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00           0.00          0.00                   0.00

(ii)   Monthly Interest Distributed                        3,969,333.33     340,403.22          0.00           4,309,736.55
       Deficiency Amounts                                          0.00           0.00                                 0.00
       Additional Interest                                         0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                              0.00                   0.00

(iii)  Collections of Principal Receivables               90,199,744.23   7,516,552.84  9,664,350.85         107,380,647.92

(iv)   Collections of Finance Charge Receivables          10,501,997.48     875,155.69  1,125,224.79          12,502,377.96

(v)    Aggregate Amount of Principal Receivables                                                          20,811,459,239.69

                                     Investor Interest   650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00
                                     Adjusted Interest   650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00

                                              Series
       Floating Investor Percentage               3.72%          84.00%          7.00%         9.00%                100.00%
       Fixed Investor Percentage                  3.72%          84.00%          7.00%         9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.35%
               30 to 59 days                                                                                          1.39%
               60 to 89 days                                                                                          1.10%
               90 or more days                                                                                        2.17%
                                                                                                         -------------------
                                     Total Receivables                                                              100.00%

(vii)  Investor Default Amount                             3,662,433.81     305,199.06    392,407.38           4,360,040.25

(viii) Investor Charge-Offs                                        0.00           0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00          0.00

(x)    Servicing Fee                                         541,666.67      45,138.33     58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                12.63%

(xii)  Reallocated Monthly Principal                                              0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00 69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                       6.71000%

(xv)   Principal Funding Account Balance                                                                               0.00

(xvii) Accumulation Shortfall                                                                                          0.00

(xviii)Principal Funding Investment Proceeds                                                                           0.00

(xx)   Principal Investment Funding Shortfall                                                                          0.00

(xxi)  Available Funds                                     9,960,330.81     830,017.35  1,067,188.52          11,857,536.69

(xxii) Certificate Rate                                        6.87000%       7.07000%      7.56000%

----------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                 Distribution Date:   1/16/2001

                                                                                                      Period Type:    Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                        4,027,111.11     347,625.35           0.00           4,374,736.46
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                               0.00                   0.00

(iii)  Collections of Principal Receivables               90,199,744.23   7,516,552.84   9,664,350.85         107,380,647.92

(iv)   Collections of Finance Charge Receivables          10,501,997.48     875,155.69   1,125,224.79          12,502,377.96

(v)    Aggregate Amount of Principal Receivables                                                           20,811,459,239.69

                                     Investor Interest   650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00
                                     Adjusted Interest   650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

                                              Series
       Floating Investor Percentage               3.72%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                  3.72%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.35%
               30 to 59 days                                                                                           1.39%
               60 to 89 days                                                                                           1.10%
               90 or more days                                                                                         2.17%
                                                                                                          -------------------
                                     Total Receivables                                                               100.00%

(vii)  Investor Default Amount                             3,662,433.81     305,199.06     392,407.38           4,360,040.25

(viii) Investor Charge-Offs                                        0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00           0.00

(x)    Servicing Fee                                         541,666.67      45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 12.63%

(xii)  Reallocated Monthly Principal                                              0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                        6.71000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                     9,960,330.81     830,017.35   1,067,188.52          11,857,536.69

(xxii) Certificate Rate                                        6.97000%       7.22000%       7.90026%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                           Distribution Date:   1/16/2001

                                                                                                 Period Type:    Revolving

Section 5.2 - Supplement                                     Class A        Class B        Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         4,580,000.00     394,444.44           0.00          4,974,444.44
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                                0.00                  0.00

(iii)  Collections of Principal Receivables               104,076,627.96   8,673,052.33  11,151,067.30        123,900,747.59

(iv)   Collections of Finance Charge Receivables           12,117,689.40   1,009,807.45   1,298,323.87         14,425,820.72

(v)    Aggregate Amount of Principal Receivables                                                           20,811,459,239.69

                                     Investor Interest    750,000,000.00  62,500,000.00  80,357,143.00        892,857,143.00
                                     Adjusted Interest    750,000,000.00  62,500,000.00  80,357,143.00        892,857,143.00

                                              Series
       Floating Investor Percentage                4.29%          84.00%          7.00%          9.00%               100.00%
       Fixed Investor Percentage                   4.29%          84.00%          7.00%          9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.35%
               30 to 59 days                                                                                           1.39%
               60 to 89 days                                                                                           1.10%
               90 or more days                                                                                         2.17%
                                                                                                          -------------------
                                     Total Receivables                                                               100.00%

(vii)  Investor Default Amount                              4,225,885.16     352,157.10     452,773.41          5,030,815.67

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          625,000.00      52,083.33      66,964.29            744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 12.63%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       750,000,000.00  62,500,000.00  80,357,143.00        892,857,143.00

(xiv)  LIBOR                                                                                                        6.71000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                     11,492,689.40     957,724.12   1,231,359.58         13,681,773.10

(xxii) Certificate Rate                                         6.87000%       7.10000%       7.91000%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                                  Distribution Date:   1/16/2001

                                                                                                       Period Type:    Revolving

Section 5.2 - Supplement                                      Class A        Class B        Collateral             Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                          3,044,444.44     261,847.66           0.00           3,306,292.11
       Deficiency Amounts                                            0.00           0.00                                  0.00
       Additional Interest                                           0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                 0.00                   0.00

(iii)  Collections of Principal Receivables                 69,384,418.64   5,781,942.37   7,434,137.47          82,600,498.49

(iv)   Collections of Finance Charge Receivables             8,078,459.60     673,194.20     865,560.03           9,617,213.82

(v)    Aggregate Amount of Principal Receivables                                                             20,811,459,239.69

                                     Investor Interest     500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00
                                     Adjusted Interest     500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00

                                               Series
       Floating Investor Percentage                 2.86%          84.00%          7.00%          9.00%                100.00%
       Fixed Investor Percentage                    2.86%          84.00%          7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.35%
               30 to 59 days                                                                                             1.39%
               60 to 89 days                                                                                             1.10%
               90 or more days                                                                                           2.17%
                                                                                                            -------------------
                                     Total Receivables                                                                 100.00%

(vii)  Investor Default Amount                               2,817,256.77     234,767.64     301,852.70           3,353,877.12

(viii) Investor Charge-Offs                                          0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00           0.00

(x)    Servicing Fee                                           416,666.67      34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   12.63%

(xii)  Reallocated Monthly Principal                                                0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)        500,000,000.00  41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                          6.71000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                       7,661,792.93     638,472.53     820,916.61           9,121,182.08

(xxii) Certificate Rate                                          6.85000%       7.07000%       7.61000%

-------------------------------------------------------------------------------------------------------------------------------


       By:
               -------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                      Distribution Date:   1/16/2001

                                                                                            Period Type:    Revolving

Section 5.2 - Supplement                                                                                       Total
----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   4,717,500.00
       Class B Note Interest Requirement                     279,708.54
       Net Class C Note Interest Requirement                 410,708.67                                        5,407,917.21

(iii)  Collections of Principal Receivables                                                                  134,038,207.62

(iv)   Collections of Finance Charge Receivables                                                              15,606,129.82

(v)    Aggregate Amount of Principal Receivables                                                          20,811,459,239.69

                         Investor Interest                                                                   965,910,000.00
                         Adjusted Interest                                                                   965,910,000.00


       Floating Investor Percentage                                                                                   4.64%
       Fixed Investor Percentage                                                                                      4.64%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               95.35%
               30 to 59 days                                                                                          1.39%
               60 to 89 days                                                                                          1.10%
               90 or more days                                                                                        2.17%
                                                                                                         -------------------
                         Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                                                                                 5,442,432.98

(viii) Investor Charge-Offs                                                                                            0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                 0.00

(x)    Servicing Fee                                                                                             804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                12.63%

(xii)  Reallocated Monthly Principal                                                                                   0.00

(xiii) Accumulation Shortfall                                                                                          0.00

(xiv)  Principal Funding Investment Proceeds                                                                           0.00

(xv)   Principal Funding Investment Shortfall                                                                          0.00

(xvi)  Available Investor Finance Charge Collections                                                          14,801,204.82

(xxii) Note  Rate                          Class A             6.66000%
                                           Class B             6.95000%
                                           Class C             7.66000%

----------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                      Distribution Date:   1/16/2001

                                                                                            Period Type:    Revolving

Section 5.2 - Supplement                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     4,586,666.67
       Class B Note Interest Requirement                       392,222.22
       Net Class C Note Interest Requirement                   485,531.31                                         5,464,420.20

(iii)  Collections of Principal Receivables                                                                     123,900,727.75

(iv)   Collections of Finance Charge Receivables                                                                 14,425,818.41

(v)    Aggregate Amount of Principal Receivables                                                             20,811,459,239.69

                         Investor Interest                                                                      892,857,000.00
                         Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                      4.29%
       Fixed Investor Percentage                                                                                         4.29%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.35%
               30 to 59 days                                                                                             1.39%
               60 to 89 days                                                                                             1.10%
               90 or more days                                                                                           2.17%
                                                                                                            -------------------
                         Total Receivables                                                                             100.00%

(vii)  Investor Default Amount                                                                                    5,030,814.86

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Servicing Fee                                                                                                744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   12.63%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             13,681,770.91

(xxii) Note  Rate                          Class A               6.88000%
                                           Class B               7.06000%
                                           Class C               7.44000%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                      Distribution Date:   1/16/2001

                                                                                            Period Type:    Revolving

Section 5.2 - Supplement                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     5,448,000.00
       Class B Note Interest Requirement                       466,666.67
       Net Class C Note Interest Requirement                   578,355.71                                         6,493,022.37

(iii)  Collections of Principal Receivables                                                                     148,680,956.56

(iv)   Collections of Finance Charge Receivables                                                                 17,310,991.78

(v)    Aggregate Amount of Principal Receivables                                                             20,811,459,239.69

                         Investor Interest                                                                    1,071,429,000.00
                         Adjusted Interest                                                                    1,071,429,000.00


       Floating Investor Percentage                                                                                      5.15%
       Fixed Investor Percentage                                                                                         5.15%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.35%
               30 to 59 days                                                                                             1.39%
               60 to 89 days                                                                                             1.10%
               90 or more days                                                                                           2.17%
                                                                                                            -------------------
                         Total Receivables                                                                             100.00%

(vii)  Investor Default Amount                                                                                    6,036,981.21

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Servicing Fee                                                                                                892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   12.63%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             16,418,134.28

(xxii) Note  Rate                          Class A               6.81000%
                                           Class B               7.00000%
                                           Class C               7.39000%

---------------------------------------------------------------------------------------------------------------------------------


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                      Distribution Date:   1/16/2001

                                                                                            Period Type:    Revolving

Section 5.2 - Supplement                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     4,560,000.00
       Class B Note Interest Requirement                       392,222.22
       Net Class C Note Interest Requirement                   483,388.31                                         5,435,610.54

(iii)  Collections of Principal Receivables                                                                     123,900,727.75

(iv)   Collections of Finance Charge Receivables                                                                 14,425,818.41

(v)    Aggregate Amount of Principal Receivables                                                             20,811,459,239.69

                         Investor Interest                                                                      892,857,000.00
                         Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                      4.29%
       Fixed Investor Percentage                                                                                         4.29%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.35%
               30 to 59 days                                                                                             1.39%
               60 to 89 days                                                                                             1.10%
               90 or more days                                                                                           2.17%
                                                                                                            -------------------
                         Total Receivables                                                                             100.00%

(vii)  Investor Default Amount                                                                                    5,030,814.86

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Servicing Fee                                                                                                744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   12.63%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             13,681,770.91

(xxii) Note  Rate                          Class A               6.84000%
                                           Class B               7.06000%
                                           Class C               7.41000%

---------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President